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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      333-106323              30-0183252
------------------------------         --------------        -------------------
 (STATE OR OTHER JURISDICTION           (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                             10179
--------------------------                                ----------------
    (ADDRESS OF PRINCIPAL                                   (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000


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                                       -2-

Item 5. Other Events.

                  The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002, incorporated by reference in the prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

          (a)  Financial Statements. Not applicable.

          (b)  PRO FORMA Financial Information. Not applicable.

          (c)  Exhibits

                   ITEM 601(a) OF
                   REGULATION S-K
  EXHIBIT NO.      EXHIBIT NO.     DESCRIPTION
  -----------      -----------     -----------
  1                23              Consent of PricewaterhouseCoopers LLP,
                                   independent auditors of MBIA Insurance
                                   Corporation with respect to the Prime
                                   Mortgage Trust 2003-3, Mortgage Pass-Through
                                   Certificates, Series 2003-3.







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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            STRUCTURED ASSET MORTGAGE
                                            INVESTMENTS II INC.


                                            By: /s/ Baron Silverstein
                                                -------------------------------
                                            Name:   Baron Silverstein
                                            Title:  Vice President

Dated: December 22, 2003


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                                  EXHIBIT INDEX

          Item 601 (a) of           Sequentially
Exhibit   Regulation S-K            Numbered
Number    Exhibit No.               Description                       Page
------    -----------               -----------                       ----
  1             23                  Independent Auditors'              6
                                    Consent